Owners' Equity	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Owners' Equity

Note 9. Owners’ Equity

Common Units

At June 30, 2012, owners’ equity consisted of 17,789,561 common units, representing approximately a 98% limited partnership interest in us.

Cash Distributions

The following sets forth the distributions we paid during the six months ended June 30, 2012:

Date Paid	Period Covered	Distribution per Unit	Total Distribution
February 13, 2012	December 21, 2011 - December 31, 2011	$0.057	$1,034	(1)
May 14, 2012	January 1, 2012 - March 31, 2012	0.475	8,622

			$9,656

(1)	The distribution represented a proration of initial quarterly distribution of $0.475 per unit.

On July 25, 2012, the board of directors of our general partner declared a quarterly cash distribution for the second quarter of 2012 of $0.475 per unit. The distribution of approximately $8.7 million is to be paid on August 14, 2012 to unitholders of record at the close of business on August 7, 2012.

Note 8. Owners’ Equity

Common Units

In December 2011, we completed our initial public offering of 5,400,000 common units at an initial public offering price of $18.00 per unit, and on January 9, 2012, we closed the sale of an additional 810,000 common units pursuant to the exercise of the underwriters’ over-allotment option. Upon the closing of our initial public offering, we had 17,640,000 limited partner units and 360,000 general partner units outstanding, representing a 98% limited partnership interest in us, and a 2.0% general partnership interest, respectively.

Allocations of Net Income (Loss)

Net income (loss) is allocated between our general partner and the limited partner unitholders in proportion to their pro rata ownership during the period.

Cash Distributions

We intend to make regular cash distributions to unitholders on a quarterly basis, although there is no assurance as to the future cash distributions since they are dependent upon future earnings, cash flows, capital requirements, financial condition and other factors. Our credit facility prohibits us from making cash distributions if any potential default or event of default, as defined in our credit facility, occurs or would result from the cash distribution.

Our partnership agreement requires us to distribute all of our available cash on a quarterly basis. Our available cash is our cash on hand at the end of a quarter after the payment of our expenses and the establishment of reserves for future capital expenditures and operational needs, including cash from working capital borrowings. Our cash distribution policy reflects a basic judgment that our unitholders will be better served by us distributing our available cash, after expenses and reserves, rather than retaining it.

On January 25, 2012, the board of directors declared a quarterly cash distribution for the fourth quarter of 2011 of $0.057 per unit. The distribution represented a proration of our minimum quarterly distribution of $0.475 per unit for the period from December 21, 2011 through December 31, 2011. The aggregate distribution of $1.0 million was paid on February 13, 2012 to unitholders of record as of the close of business on February 6, 2012